Contingencies	6 Months Ended
Jun. 30, 2026
Disclosure of contingent liabilities [abstract]
Contingencies
Note 12 - Contingencies
Genmab is involved in pending legal proceedings arising out of the normal conduct of its business, the most significant of which are described below. These matters involve highly complex issues which are often subject to substantial uncertainties and, therefore, the probability of a loss, if any, being sustained and/or an estimate of the amount of any loss is difficult to ascertain. In cases that have been settled or adjudicated, or where quantifiable fines and penalties have been assessed and which, in each case, are not subject to appeal, or where a loss is probable and we are able to make a reasonable estimate of the loss, Genmab records the loss absorbed or makes a provision for its best estimate of the expected loss. Management has assessed the claims below on that basis and no provisions have been recorded.
Chugai Patent Infringement Complaint
In 2024, Chugai filed a lawsuit in the Tokyo District Court in Japan against AbbVie’s and Genmab’s Japanese subsidiaries asserting that their activities related to EPKINLY (epcoritamab) in Japan infringe two Japanese patents held by Chugai and claiming damages and injunctive relief. In September 2025, Chugai filed two further lawsuits in the same court, against the same parties and with similar assertions, based on two newly granted Japanese patents held by Chugai which are similar to the patents from the original lawsuit.
Genmab and AbbVie believe that all four of the patents are invalid and/or not infringed and intend to vigorously defend the claims.
AbbVie Rina-S Trade Secret Complaint
During the first quarter of 2025, AbbVie filed a complaint in the U.S. District Court for the Western District of Washington (Seattle) naming Genmab A/S; ProfoundBio U.S. Co.; ProfoundBio (Suzhou) Co., Ltd.; and former AbbVie employees as defendants. AbbVie alleges that the defendants have misappropriated AbbVie’s alleged trade secrets relating to the use of disaccharides to improve the hydrophilicity of drug-linkers in ADCs in connection with Rina-S and other ADC pipeline products of ProfoundBio. AbbVie is seeking damages and broad injunctive relief. AbbVie is not asserting or enforcing any patent rights against the defendants, and to Genmab’s knowledge, AbbVie has not pursued any development of products incorporating their alleged trade secrets. During the fourth quarter of 2025, AbbVie filed a complaint with the U.S. International Trade Commission (ITC) under Section 337 of the Tariff Act against ProfoundBio US Co.; ProfoundBio (Suzhou) Co., Ltd.; Genmab A/S; Genmab B.V.; and Genmab US, Inc., seeking to exclude certain antibody drug conjugate products from importation into the United States. The district court action was stayed during the pendency of the ITC investigation. The ITC complaint was based on allegations substantially similar to those asserted in the Washington district court action. During the second quarter of 2026, AbbVie withdrew its ITC complaint and filed an unopposed motion to terminate the investigation which will bring the ITC matter to a close. AbbVie has indicated its intention to resume its case in the district court.
Genmab categorically refutes these allegations and will vigorously defend the company against AbbVie’s claims.